UNITED STATE

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Lexaria Bioscience Corp.
Name of the Registrant as Specified In Its Charter

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

May 15, 2019

Dear Shareholder:

On behalf of the Board and management, we wish to extend an invitation to you to attend our 2019 annual and special shareholder meeting to be held on Thursday, June 20, 2019 at our principal executive offices located at Unit 100 – 740 McCurdy Road, Kelowna, BC V1X 2P7. The meeting will begin promptly at 1:00 p.m. PST.

In addition to the matters described in the Notice of Annual and Special Meeting of Shareholders and the Proxy Statement, we will be opening the floor for questions from the shareholders after the termination of the meeting.

The members of the Board and management hope that you will be able to attend the meeting in person, but if that is not possible please ensure that you vote your shares either by telephone, internet or mail so that your shares will be represented at the meeting.

Sincerely,

“Christopher Bunka”

Christopher Bunka

Chief Executive Officer & Chairman

LEXARIA BIOSCIENCE CORP.

100 – 740 McCurdy Road

Kelowna, BC, Canada V1X 2P7

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 20, 2019

NOTICE IS HEREBY GIVEN that Lexaria Bioscience Corp., a Nevada corporation (“Lexaria”, “Company”, “we”, “us”, or “our”), will hold an annual and special meeting of shareholders (the “Meeting”) at Unit 100 – 740 McCurdy Road, Kelowna, BC, Canada, V1X 2P7, being the mailing and delivery address of our principal executive office, at 1:00 p.m., local time, on Thursday, June 20, 2019 for the following purposes:

1.	to elect John Docherty, Christopher Bunka, William (Ted) McKechnie and Nicholas Baxter as Directors to serve our Company for the ensuing year or until their successors are elected;

2.	to ratify the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2019 and to allow Directors to set the remuneration;

3.	to approve on a non-binding, advisory basis, the compensation of our named executive officers for the 2019 fiscal year;

4.	to approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

5.	to approve the new Lexaria Bioscience Corp. Equity Incentive Plan as more particularly set out in the proxy statement; and

6.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice which were first sent or given to our shareholders on or about May 22, 2019.

Our Board of Directors has fixed the close of business on May 3, 2019 as the record date (the “Record Date”) for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only the shareholders of record on the Record Date are entitled to vote at the Meeting.

Whether or not you plan on attending the Meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

Per:	Christopher Bunka
Christopher Bunka
Chief Executive Officer

Date: May 15, 2019

i

ii

LEXARIA BIOSCIENCE CORP.

100 – 740 McCurdy Road

Kelowna, BC, Canada V1X 2P7

Telephone: (250) 765-6424

PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 20, 2019

QUESTIONS AND ANSWERS ABOUT THE MEETING OF SHAREHOLDERS

Why am I receiving these materials?

The Board of Directors of Lexaria Bioscience Corp. (“Lexaria”, “we”, “us” or “our”) is soliciting proxies for use at the Annual and Special Meeting of Shareholders to be held at Unit 100 – 740 McCurdy Road, Kelowna, BC, Canada, at 1:00 p.m., local time, on Thursday, June 20, 2019 or at any adjournment of the Annual and Special Meeting (the “Meeting”).

What is included in these materials?

These materials include:

•	the notice of Meeting of Shareholders;
•	this proxy statement for the Meeting of Shareholders;
•	the proxy card; and
•	our Annual Report on Form 10-K for the year ended August 31, 2018 as filed with the Securities and Exchange Commission on November 14, 2018.

Important Notice Regarding the Availability of Proxy Materials

for the Meeting to be Held on June 20, 2019

The above materials are also available at www.lexariabioscience.com.

The Annual Report on Form 10-K accompanies this proxy statement, but do not constitute a part of the proxy soliciting material. Lexaria undertakes to provide a copy of the Annual Report, without change, to any shareholder who requests a copy of same by emailing our office manager, Kristin Hamilton at khamilton@lexariabioscience.com.

What items will be voted at the Meeting?

Our shareholders will vote:

1.	to elect John Docherty, Christopher Bunka, Ted McKechnie and Nicholas Baxter as Directors to serve our Company for the ensuing year and until their successors are elected;

2.	to ratify Davidson & Company LLP our independent registered public accounting firm for the fiscal year ending August 31, 2019 and to allow Directors to set the remuneration;

3.	to approve, on a non-binding, advisory basis the compensation of our named executive officers;

4.	to approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

5.	to approve the new Lexaria Bioscience Corp. Equity Incentive Plan as more particularly set out in the proxy statement; and

6.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the Meeting, but you do not need to attend the Meeting in person to vote your shares. Even if you do not plan to attend the Meeting, please vote by proxy by following instructions provided in the proxy card.

Our Board recommends that you vote “FOR” the matters noted under items 1 – 3 and item 5 and that you vote in favour of a three-year review of the executive compensation as noted under item 4.

Who can vote at the Meeting?

Our Board of Directors has fixed the close of business on May 3, 2019 as the Record Date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment. If you were a shareholder of record on the Record Date, you are entitled to vote at the Meeting.

As of the Record Date, 78,387,134 shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 78,387,134 votes are entitled to be cast at the Meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common shares that you owned on the Record Date. There is no cumulative voting.

How can you Vote?

Common shares cannot be voted at our Meeting unless the holder of record is present in person or is represented by proxy. A shareholder has the right to attend our Meeting at the time and place set forth in the Notice of Meeting and to vote their securities directly at the meeting. In the alternative, a shareholder may appoint a person to represent such shareholder at our Meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Computershare Investor Services Inc., 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1. All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax. If you do not wish to vote in person or if you will not be attending the Meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

Valid proxies will be voted at our Meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted: (1) FOR the election of the nominees for our Board of Directors; (2) FOR the ratification of the continued appointment of Davidson & Company LLP as our company’s auditors for the 2019 fiscal year and to allow Directors to set the remuneration; (3) FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers; (4) FOR the approval, on a non-binding advisory basis, of the frequency for approving compensation of our named executive officers to be made every three years; and (5) FOR the approval of the Lexaria Bioscience Corp. Equity Incentive Plan. If any other matters properly come before our Meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

Page | 2

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial shareholders”) should note that only proxies deposited by shareholders whose name appears on the records of our Company as the registered holders of common shares can be recognized and acted upon at our Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder’s name on the records of our company. Such common shares will more likely be registered under the names of the shareholder’s broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders’ meetings, unless the beneficial shareholders have waived the right to receive meeting materials. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at our Meeting. The Form of Proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered shareholders by our company. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial shareholders and the beneficial shareholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our Meeting. A beneficial shareholder receiving a Broadridge proxy cannot use that proxy to vote common shares directly at our Meeting - the proxy must be returned to Broadridge well in advance of our Meeting in order to have the common shares voted.

Although a beneficial shareholder may not be recognized directly at our Meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our Meeting as proxyholder for the registered shareholder and vote the common shares in that capacity. Beneficial shareholders who wish to attend at our Meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of our Meeting.

Alternatively, a beneficial shareholder may request in writing that his broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our Meeting and vote his common shares.

There are two kinds of beneficial owners – those who object to their name being made known by the Company (called OBOs for Objecting Beneficial Owners) and those who do not object to the Company knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

Page | 3

Quorum

A quorum of shareholders is necessary to take action at our Meeting. The holders of at least 10% of our shares entitled to vote as at the Record Date, present in person or by proxy, shall constitute a quorum for the transaction of business at our Meeting. However, if a quorum is not present, then the holders of a majority of the common shares of our Company who are present at the Meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our Meeting for quorum purposes but will not be counted as votes cast on any matter presented at our Meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR MEETING. IF YOU PLAN TO ATTEND OUR MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

Dissenting Shareholder Rights

Dissenting shareholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

How do I vote my shares?

If you are a shareholder of record, you may vote in person at the Meeting or by proxy.

•	To vote in person, come to the Meeting, and you may vote by a show of hand or, if necessary, we will give you a ballot for any matters voted by way of a ballot.

•	If you do not wish to vote in person or if you will not be attending the Meeting, you may vote by proxy by mail, by telephone or via the Internet following instructions provided in the proxy card.

If you hold your shares in “street name” and:

•	you wish to vote in person at the Meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the Meeting. Please follow the instructions from your broker, bank or other nominee, or contact your broker, bank or other nominee to request a proxy card.

•	you do not wish to vote in person or you will not be attending the Meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

In all cases please ensure that the proxy is received at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the Meeting or the adjournment thereof at which the proxy is to be used.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Computershare Investor Services Inc., then you are a shareholder of record with respect to those shares.

Page | 4

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the shareholder of record with respect to those shares. However, you are still the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instructions with these materials from your broker, bank or other nominee. Please follow the voting instructions provided to ensure that your vote is counted.

What vote is required for the election of Directors or for the approval of a proposal?

The vote of a majority of our shares held by shareholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to elect Directors or to approve a proposal.

For the election of Directors, the nominees who receive more “For” votes than the combined “Against” votes and votes that are abstained, will be elected as Directors. There is no cumulative voting in the election of Directors.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Meeting. If you are a shareholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Meeting and voting in person. Your attendance at the Meeting will not automatically revoke your proxy unless you vote again at the Meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering to our company, at the address on the Notice of Meeting, Attention: President, a written notice of revocation prior to the Meeting being held at the offices of Lexaria.

If you hold your shares in street name, you will need to follow the voting instructions provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the Meeting?

You may call us at 250-765-6424 if you want to obtain directions to be able to attend the Meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the Meeting. If you hold your shares in street name, you will also need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Page | 5

Who pays for the cost of proxy preparation and solicitation?

We will pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our Directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses, however we will not be paying for delivery to OBOs.

Voting Securities and Principal Holders Thereof

We are authorized to issue 220,000,000 common shares with a par value of $0.001. As of the Record Date a total of 78,387,134 common shares were issued and outstanding. Each share of common stock carries the right to one vote at the Meeting.

Only registered shareholders as of the Record Date are entitled to receive notice of, and to attend and vote at, the Meeting or any adjournment or postponement of the Meeting.

To the best of our knowledge, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, common shares carrying more than 10% of the voting rights attached to the outstanding Common Shares of our Company other than set forth in the section “Security Ownership of Certain Beneficial Owners and Management” below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of our common shares by each shareholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current Directors and executive officers as a group. Each person has sole voting and investment power with respect to the common shares, except as otherwise indicated. Beneficial ownership consists of a direct interest in the common shares, except as otherwise indicated.

Name, Address & Position of Beneficial Owner(1)(2)	Amount and Nature of Beneficial Ownership	Percentage of Class(3)
Christopher Bunka CEO, Chairman & Director	13,908,148(4)	17.46%
John Docherty President and Director	2,872,250(8)	3.6%
Allan Spissinger Chief Financial Officer	769,166(5)	*
Nicholas Baxter Director	330,000(6)	*
Ted McKechnie Director	395,738(7)	*
Directors and Executive Officers as a Group	18,275,302	22.5%

* denotes a holding of less than 1%

Page | 6

Notes:

1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of common shares actually outstanding on the Record Date.
2)	the address for these persons is c/o Lexaria Bioscience Corp., 100 – 740 McCurdy Road, Kelowna, BC V1X 2P7
3)	Percentage of ownership is based on 78,387,134 common shares issued and outstanding as of the Record Date. Except as otherwise indicated, we believe that the beneficial owners of the common shares listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares.
4)	Includes 6,081,844 shares held in the name of C.A.B. Financial Services and 7,126,304 shares held directly by Christopher Bunka. Includes 700,000 options held in the name of Christopher Bunka all of which are exercisable within 60 days of the Record Date.
5)	Includes 650,000 options which are exercisable within 60 days of the Record Date.
6)	Includes 110,000 options which are exercisable within 60 days of the Record Date.
7)	Includes 110,000 options which are exercisable within 60 days of the Record Date.
8)	Includes 1,622,250 shares held in the name of Docherty Management Ltd. and 1,250,000 options held in the name of John Docherty which are exercisable within 60 days of the Record Date.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

DIRECTOR NOMINEES

The following information pertains to our Director Nominees for the purposes of voting on Proposal 1 located at page 20 and includes the name, age, positions held, length of time serving as a director of Lexaria and business experience of each nominee:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
John Docherty	President and Director	49	April 15, 2015
Christopher Bunka	Chairman, Chief Executive Officer and Director	57	October 26, 2006
Nicholas Baxter	Director	65	July 8, 2011
Ted McKechnie	Director	71	September 16, 2015

Business Experience

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Christopher Bunka

Mr. Bunka dedicates all of his professional time to our Company and its subsidiaries and has served as Lexaria’s director, chairman, president and chief executive officer since October 26, 2006. Mr. Bunka resigned as President on April 15, 2015. From February 14, 2007 until May 12, 2009 and from April 29, 2016 to May 31, 2017 he was the acting chief financial officer of our Company. Since October 26, 2006 Mr. Bunka has successfully completed both equity and debt financings for our Company, completed the acquisition of additional oil & gas assets, disposed of other oil & gas assets, and restructured our company. In 2014 Mr. Bunka refocused our Company from one engaged in exploration for oil and natural gas within Canada and the United States to our current business activities in the bioscience industry, namely the research and development of the delivery of lipophilic active molecules based on our patented technology. Mr. Bunka is a named inventor on certain of our pending patent applications.

Page | 7

Since 1988, Mr. Bunka has been the CEO of CAB Financial Services Ltd., a private holding company located in Kelowna, Canada. CAB Financial Services Ltd. is not an affiliate or subsidiary of the Company. He is a venture capitalist, corporate consultant and has roughly thirty years experience in executive management.

Mr. Bunka was formerly Chairman/CEO of Enertopia Corp, (symbol ENRT-OTC) but resigned in 2013. Mr. Bunka was formerly a director of Defiance Capital Corp., (symbol DEF-TSXV) a Canadian resource company but resigned in 2014.

John Docherty

Mr. Docherty dedicates all of his professional time to our Company and its subsidiaries serving as President of Lexaria effective April 15, 2015 and as a director of Lexaria since April 29, 2016. Prior to Lexaria, Mr. Docherty was former President and Chief Operating Officer of Helix BioPharma Corp. (TSX: HBP), where he led the company’s pharmaceutical development programs for its plant and recombinantly derived therapeutic protein product candidates. Mr. Docherty is a senior operations and management executive with over 20 years experience in the pharmaceutical and biopharmaceutical sectors. He has worked with large multinational companies and emerging, private and publicly held start-ups. At Helix, Mr. Docherty was also instrumental in the areas of investor/stakeholder relations, capital raising, capital markets development, strategic partnering, regulatory authority interactions and media relations, and he also served as a management member of its board of directors. Prior to this, Mr. Docherty was President and a board member of PharmaDerm Laboratories Ltd., a Canadian drug delivery company that developed unique microencapsulation formulation technologies for use with a range of active compounds.

Mr. Docherty has also held positions with companies such as Astra Pharma Inc., Nu-Pharm Inc. and PriceWaterhouseCoopers’ former global pharmaceutical industry consulting practice. He is a named inventor on issued and pending patents, including ones owned by the Company, and he has a M.Sc. in pharmacology and a B.Sc. in Toxicology from the University of Toronto.

None of the companies that previously employed Mr. Docherty, are subsidiaries or affiliates of Lexaria.

Nicholas Baxter

Mr. Baxter has been in the oil & gas business for over 30 years having received a Bachelor of Science (Honors) from the University of Liverpool in 1975. Mr. Baxter has broad international experience working on projects in the U.K., Europe, the former Soviet Union, Central Asia, Africa, and the Middle East. From 1981 to 1985, Mr. Baxter worked for Resource Technology plc, a geophysical equipment and services company that went public on the London USM in 1983 and graduated to the London Stock Exchange in 1984. In 1985, Mr. Baxter co-founded Addison & Baxter Limited which was subsequently acquired by the A&B Geoscience Corporation (ABG) in 1992. Mr. Baxter served as the Chief Operating Officer and a director of ABG, a TSX Venture Exchange listed company, from 1992 to 2002, and under his guidance, secured the first onshore oil production sharing agreement in Azerbaijan in 1998. ABG became controlled by a private Swiss oil trading firm in 2002. Mr. Baxter worked as an independent upstream oil and gas consultant from 2002 to 2004. He formed Eurasia Energy Ltd. in 2005, a company listed on the OTC pink sheets, where he is currently President and Chief Executive Officer. Mr. Baxter was appointed as a director of Jericho Oil Corporation, a TSX Venture Exchange listed company, in September 2011. Neither Jericho Oil Corporation nor Eurasia Energy Ltd. are subsidiaries or affiliates of Lexaria.

Ted McKechnie

An entrepreneurial executive with extensive board and senior management experience in the consumer goods industry with a proven track record for achieving corporate financial and growth objectives. He is the former President and COO of Maple Leaf Foods, which in 2014 had revenue of over CDN $3.1 billion dollars. Mr. McKechnie also has held executive positions with Kraft, Frito Lay, General Foods, PepsiCo, and Philip Morris Companies. Currently, he is the Founder of Advanced Technology for Food Manufacturing and the President of William Davies Consulting Inc., a company that specializes in valued added advisory services to the food and beverage industry. William Davies Consulting Inc. is not a subsidiary or an affiliate of Lexaria. Mr. McKechnie is an energetic leader experienced in building teams in marketing, sales and supply chain management. Ted is the recipient of the Philip Morris Chairman’s Award for “recognition of extraordinary contributions having a significant and lasting impact on the Corporation”.

Page | 8

Executive Officers

Our executive officers are appointed by our Board of Directors and serve at the pleasure of our Board of Directors.

The names of our executive officers, their ages, positions held, and durations of are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Allan Spissinger	Chief Financial Officer	50	May 31, 2017
Christopher Bunka	Chairman, Chief Executive Officer and Director	57	October 26, 2006
John Docherty	President	49	April 15, 2015

Allan Spissinger

Allan was involved in the information technologies (IT) sector for more than 10 years working on corporate IT infrastructure and software development projects before focusing on finance and accounting. Allan joined the audit and assurance practice of PricewaterhouseCoopers (PwC) obtaining his Chartered Professional Accountant (CPA) designation by working primarily in the public company space on financial reporting and Sarbanes-Oxley (SOX) compliance in sectors including resources, manufacturing and technologies. Allan managed private businesses for 20 years before joining Lexaria in September 2014 as its corporate controller and is intimately familiar with its operations, procedures and controls.

For information regarding Messrs. Bunka and Docherty, see “Nominees” beginning on page 8.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our Directors, officers, affiliates or any shareholder of more than 5% of any class of our voting securities, or any associate thereof is a party adverse or has a material interest adverse to Lexaria or its subsidiaries.

To the best of our knowledge, none of our Directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

Page | 9

4.	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934 (the “Exchange Act”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Corporate Governance

Public Availability of Corporate Governance Documents

Our key corporate governance document is our Code of Ethics which is:

•	available in print to any shareholder who requests it from our President; and
•	filed on EDGAR as an exhibit to our Registration Statement filed on Form SB-2 on September 20, 2007.

Code of Ethics

We adopted a Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which is a “code of ethics” as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to our Registration Statement on Form SB-2 filed on September 20, 2007. The Code of Ethics is intended to meet the requirements for a code of ethics under the Sarbanes-Oxley Act of 2002, or “SOX”, and under the policies of the Canadian Securities Exchange, a Canadian stock exchange, and is specifically applicable to our principal executive officer, principal financial and accounting officer and controller or persons performing similar functions. Among other matters, the Code of Ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	ethical and fair dealing with our financial institutions, suppliers, vendors, competitors, agents and employees;
•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•	compliance with applicable governmental laws, rules and regulations;
•	lawful and ethical conduct when dealing with public officials and government entities;
•	prompt internal reporting of violations of the Code of Ethics to appropriate persons identified in the code; and
•	accountability for adherence to the Code of Ethics.

Page | 10

If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our Chief Executive Officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

Meetings

Our Board of Directors held at least six (6) formal meetings during the year ended August 31, 2018. During such formal meetings, all directors were in attendance. All proceedings of the Board of Directors were conducted either at such formal meetings and evidenced by way of minutes of such proceedings or by way of resolutions consented to in writing by all the Directors. Such resolutions consented to in writing by the Directors entitled to vote on that resolution at a meeting of the Directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the Directors duly called and held.

It is our policy to invite Directors to attend the Meeting of shareholders. Two Directors are expected to attend the Meeting. For the Company’s 2018 shareholder meeting, Christopher Bunka and John Docherty were in attendance representing the Board of Directors.

Committees of the Board of Directors

We currently do not have a nominating or compensation committee or committees performing similar functions. There has not been any defined policy or procedure requirements for shareholders to submit recommendations or nomination for Directors.

Audit Committee and Audit Committee Financial Expert

The Company has an audit committee that has conducted three (3) formal meetings during the fiscal year ended August 31, 2018. Currently our audit committee consists of Christopher Bunka, Nicholas Baxter, and Ted McKechnie. Our audit committee operates pursuant to a written charter adopted by our Board of Directors, which was most recently updated and replaced on May 1, 2019 and a copy of which is attached as Schedule “A” to this Proxy Statement.

Exemption

The Company, as a U.S. Listed Issuer, is relying on the exemption provided by section 7.1 of NI 52-110 which provides that the Company is not required to comply with Part 2 (Audit Committee Responsibilities), Part 3 (Composition of the Audit Committee), Part 4 (Authority of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

Our Board of Directors has determined that we do not have a member of our audit committee that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Chris Bunka is not deemed to be “independent” pursuant to Canadian Securities Exchange and OTCQX independence standards. We do not have an audit committee financial expert because we believe that the members of our Board of Directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.

It is not the duty of our audit committee to determine that our financial statements are complete and accurate and in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements. Our audit committee does, however, consult with management and our independent registered public accounting firm prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, our audit committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and approving professional services provided by them.

Page | 11

AUDIT COMMITTEE REPORT

Our audit committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls.

Our audit committee has reviewed and discussed the audited financial statements for the year ended August 31, 2018 with management.

Our audit committee has discussed with Davidson & Company LLP, Chartered Accountants, our independent registered public accounting firm for the year ended August 31, 2018, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

Our audit committee has received written disclosures and the letter from Davidson & Company LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Davidson & Company LLP its independence.

Based on the reviews and discussions referred to above, our audit committee recommended to our Board of Directors that the audited financial statements referred to above to be included in our annual report on Form 10-K for the year ended August 31, 2018 for filing with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee of Lexaria Bioscience Corp.

Christopher Bunka, Ted McKechnie and Nick Baxter

Not “Soliciting Material” The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our Company under the Securities Act of 1933 or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Director Independence

We currently act with four Directors, consisting of Christopher Bunka, John Docherty, Ted McKechnie and Nicholas Baxter. We have determined that Ted McKechnie and Nicholas Baxter are each an “independent director” as defined in OTCQX Rules for U.S. Companies.

Shareholder Communications with Our Board of Directors

Because of our company’s small size, we do not have a formal procedure for shareholder communication with our Board of Directors. In general, members of our Board of Directors and executive officers are accessible by telephone or mail. Any matter intended for our Board of Directors, or for any individual member or members of our Board of Directors, should be directed to our Office Manager, Kristin Hamilton by:

Email at: khamilton@lexariabioscience.com

Fax at: 250-765-2499

Mail at: 100 – 740 McCurdy Road, Kelowna, BC V1X 2P7

with a request to forward the communication to the intended recipient.

Board Leadership Structure

The positions of our principal executive officer and the chairman of our Board of Directors are served by one individual, Christopher Bunka. We have determined that the leadership structure of our Board of Directors is appropriate, especially given the early stage of our development and the size of our company. Our Board of Directors provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks.

Page | 12

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, Directors, and persons who own more than 10% of our common shares, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended August 31, 2018, all filing requirements applicable to our executive officers, Directors and persons who own more than 10% of our common shares were complied with.

Executive Compensation

The following table sets forth all compensation received during the year ended August 31, 2018 and 2017 by our Chief Executive Officer, Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the “named executive officers” in this proxy statement. The shareholders of the Company will be asked to approve, on an advisory and non-binding basis, the compensation issued to our named executive officers, pursuant to Proposal 3 located at page 21 and the frequency of such approvals pursuant to Proposal 4 located at page 21.

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the fiscal years ended August 31, 2018 and 2017; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, for our fiscal years ended August 31, 2018 and 2017, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensa tion ($)	Nonqualified Deferred Compensa tion Earnings ($)	All Other Compensa - tion ($)	Total ($)
Christopher Bunka Chairman, Chief Executive Officer(1)(4)	2018 2017	- -	- -	292,669 61,950	919,600(7) -	- -	- -	144,000 147,800	1,356,269 209,750
Allan Spissinger Chief Financial Officer(2)	2018 2017	- -	- -	34,166(5) -	534,571(7) (8) 54,204	- -	- -	85,663 57,104	654,400 111,308
John Docherty President(3)	2018 2017	- -	- -	622,666(6) 97,710	525,486(7) -	- -	- -	140,471 143,434	1,288,623 241,144

Notes:

1)	Mr. Bunka has been the CEO of Lexaria since October 26, 2006 and is compensated via a contract between Lexaria and his wholly-owned company, CAB Financial Services Ltd. (“CAB”). For the fiscal year ended August 31, 2018, CAB was paid consulting fees of CDN$12,000.00 per month .

2)	Mr. Spissinger was appointed as our Chief Financial Officer in June 2017, prior to that time, Christopher Bunka acted in that capacity from April 2016 to May 2017. Mr. Spissinger is compensated via a contract between Lexaria and his wholly-owned company, M&E Services Ltd. (“M&E”). For the fiscal year ended August 31, 2018, M&E was paid consulting fees of CDN$8,000.00 from September 1, 2017 to June 1, 2018 and thereafter was paid consulting fees of CDN$12,000.00 per month.

Page | 13

3)	Mr. Docherty has been the President of Lexaria since April 15, 2015 and is compensated via a contract between Lexaria and his wholly-owned company Docherty Management Ltd. (“Docherty”). For the fiscal year ended August 31, 2018, Docherty was paid consulting fees of CDN$15,000.00 per month.

4)	Pursuant to the agreement with CAB, during the past two fiscal years, Mr. Bunka received aggregate stock awards of 426,670 common shares of which 216,670 common shares were issued in the 2018 fiscal year with a value of US$292,670.00 and 210,000 common shares were issued in the 2017 fiscal year with a value of US$61,950.00.

5)	Pursuant to the agreement with M&E, during the past two fiscal years, Mr. Spissinger received aggregate stock awards of 41,666 common shares of which all 41,666 common shares were issued in the 2018 fiscal year with a value of US$34,166.00.

6)	Pursuant to the agreement with Docherty, during the past two fiscal years, Mr. Docherty received aggregate stock awards 928,666 common shares of which 466,666 common shares were issued in the 2018 fiscal year with a value of US$622,666.00 and 462,000 common shares were issued in the 2017 fiscal year with a value of US$97,710.00.

7)	The fair value of the option award was estimated using the Black-Scholes pricing model with the following assumptions: expected volatility of 130%, risk–free interest rate of 2.68%, expected life of 5 years, and dividend yield of 0.0%.

8)	The fair value of the option award was estimated using the Black-Scholes pricing model with the following assumptions: expected volatility of 129%, risk–free interest rate of 2.13%, expected life of 5 years, and dividend yield of 0.0%.

Employment and Consulting Agreements

For the 2017 and 2018 fiscal years the following consulting agreements were effective between the Company and the named executive officers:

On December 1, 2016, the Company amended its agreement with Chris Bunka, via his wholly-owned company, C.A.B. Financial Services Ltd. for a revised consulting fee of $12,000 per month. The agreement also contemplates the following additional compensation: (i) Executive Performance Bonus, as determined by the Board of Directors and upon the completion of certain high-valued transactions; (ii) Milestone Payments, settled by way of equity compensation being issued upon the completion of certain sales and/or licensing revenues; (iii) Patent Idea Payments, subject to approval by management or the Board of Directors, to be settled either with equity or cash compensation, upon the creation of a viable patent idea or concept; and (iv) Options, at an amount and with an exercise price as approved by the Board of Directors. The agreement also provides that, should a change of control occur during the term of the agreement, that Mr. Docherty shall be entitled to a payout equal to twelve times the monthly fee then in effect multiplied by twelve.

On September 1, 2014, the company entered into a contract with M&E Services Ltd. (which was subsequently amended on December 1, 2014), a wholly owned company by Allan Spissinger as Controller for CAD$3,400 a month. This agreement was replaced on June 1, 2018, with a new agreement (the “ME Agreement”), whereby Mr. Spissinger, as Chief Financial Officer, is entitled to a monthly fee of CAD$12,000, subject to 8% increases on the first and second anniversaries. Additional compensation includes: (i) Executive Performance Bonus, as determined by the Board of Directors and upon the completion of certain high-valued transactions; (ii) Milestone Payments, settled by way of equity compensation being issued upon the completion of certain sales and/or licensing revenues; (iii) Patent Idea Payments, subject to approval by management or the Board of Directors, to be settled either with equity or cash compensation, upon the creation of a viable patent idea or concept; and (iv) Options, at an amount and with an exercise price as approved by the Board of Directors. The ME Agreement also provides that, should a change of control occur during the term of the ME Agreement, that Mr. Spissinger shall be entitled to a payout equal to six times the monthly fee then in effect multiplied by 200%.

On March 1, 2017, the Company executed a consulting contract with Docherty Management Limited, solely owned by Mr. John Docherty to act as President with monthly compensation of CAD$15,000. The agreement also contemplates the following additional compensation: (i) Executive Performance Bonus, as determined by the Board of Directors and upon the completion of certain high-valued transactions; (ii) Milestone Payments, settled by way of equity compensation being issued upon the completion of certain sales and/or licensing revenues; (iii) Patent Idea Payments, subject to approval by management or the Board of Directors, to be settled either with equity or cash compensation, upon the creation of a viable patent idea or concept; and (iv) Options, at an amount and with an exercise price as approved by the Board of Directors. The agreement also provides that, should a change of control occur during the term of the agreement, that Mr. Docherty shall be entitled to a payout equal to four times the monthly fee then in effect multiplied by four.

Page | 14

During the current fiscal year, Lexaria and its subsidiaries entered into new agreements or amended existing agreements with its named executive officers. A summary of the compensation provided under such agreements is as follows:

Christopher Bunka, Chief Executive Officer. Commencing January 1, 2019 and replacing all historical agreements, Lexaria and one of its subsidiaries have entered into new agreements with Mr. Bunka via his wholly-owned company, C.A.B. Financial Services Ltd., a British Columbia company (the “Bunka Agreements”). The Bunka Agreements provide that Mr. Bunka will receive an aggregate monthly fee of CAD$29,166 for an aggregate annual fee of CAD$350,000. Mr. Bunka will be eligible for additional compensation pursuant to the Bunka Agreement entered into with Lexaria, this additional compensation shall include Performance-Based Incentive equal to 50% of twelve times the monthly fee payable pursuant to such Lexaria agreement, subject to the performance criteria, as set by the Board of Directors, being completed. Further the agreement entered into with Lexaria, also provides that: (i) compensation in the amount of twenty-three times the monthly fee shall be payable upon the completion of any change of control, subject to certain conditions; and (ii) compensation in the amount of 2% of any consideration provided by a purchaser of a subsidiary of Lexaria is issuable upon the sale of a subsidiary, subject to certain conditions.

John Docherty, President. Commencing January 1, 2019, and replacing all historical agreements, certain subsidiaries of Lexaria have entered into new agreements with Mr. Docherty, both individually and via his wholly-owned company, Docherty Management Limited, an Ontario company (the “Docherty Agreements”). The Docherty Agreements provide that Mr. Docherty will receive an aggregate monthly fee of CAD$25,000 for an aggregate annual fee of CAD$300,000. Mr. Docherty will be eligible for additional compensation pursuant to the Docherty Agreements in the form of Performance-Based Incentive equal to 50% of the total combined salary and any consulting fee compensation for a particular year, subject to the performance criteria, as set by the Board of Directors, being completed within such year. Further the agreement entered into with Kelowna Management Services Corp. (“KMSC”), also provides that: (i) compensation in the amount of twelve times the monthly fee shall be payable upon the completion of any change of control, subject to certain conditions; and (ii) compensation in the amount of 2% of any consideration provided by a purchaser of an affiliate of KMSC is issuable upon the sale of an affiliate, subject to certain conditions.

Allan Spissinger, Chief Financial Officer. On March 1, 2019 the ME Agreement was modified to reduce the monthly fee by 20% (the “Reduced Amount”) and such Reduced Amount was then allocated to a new agreement dated March 1, 2019 entered into between M&E Services Ltd. and a subsidiary of Lexaria.

All compensation paid pursuant to the above-noted agreements that is paid in Canadian currency but reported in US currency is calculated using the Bank of Canada interbank rate as at the last day of the applicable month.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for Directors or executive officers, except that our Directors and executive officers may receive stock options at the discretion of our Board of Directors.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of August 31, 2018:

Page | 15

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Christopher Bunka	550,000(1)	-	-	$0.11	2019/12/22	-	-	-	-
	700,000	-	-	$1.53	2023/05/31	-	-	-	-
John Docherty	550,000	-	-	$0.10	2020/03/26	-	-	-	-
	300,000	-	-	$0.11	2021/04/15	-	-	-	-
	400,000	-	-	$1.53	2023/05/31	-	-	-	-
Allan Spissinger	200,000	-	-	$0.37	2022/06/01	-	-	-	-
	200,000	-	-	$0.83	2022/12/01	-	-	-	-
	300,000	-	-	$1.53	2023/05/31	-	-	-	-

_______

(1) Subsequent to the fiscal year ended August 31, 2018, Mr. Bunka returned these options for cancellation.

Option Exercises

During our fiscal year ended August 31, 2018, on June 19, 2018, Christopher Bunka, Lexaria’s Chief Executive Officer, exercised options for the issuance of 247,500 common shares at an exercise price of $0.09 per share.

During our fiscal year ended August 31, 2017, on January 9, 2017, Allan Spissinger, Lexaria’s Chief Financial Officer, exercised options for the issuance of 27,500 common shares at an exercise price of $0.10 per share.

Compensation of Directors

The following compensation was provided to the Directors of Lexaria who are not also named executive officers during the fiscal year ended August 31, 2018:

Name	Fees earned or paid in cash	Stock Awards ($)	Option Awards ($)(1)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Nicholas Baxter	-	-	65,685	-	-	-	65,685
William (Ted) McKechnie	-	-	65,685	-	-	16,000(2)	81,685

___________

(1)	The fair value of the option award was estimated using the Black-Scholes pricing model with the following assumptions: expected volatility of 130.46%, risk–free interest rate of 2.68%, expected life of 5 years, and dividend yield of 0.0%. Subsequent to the fiscal year ended August 31, 2018, these options were cancelled.

(2)	This represents consulting fees paid to the Director for the fiscal year ended August 31, 2018, for non-director services in the amount of $4,000 per month pursuant to an agreement that ended on November 30, 2017

Page | 16

On January 1, 2019, Lexaria entered into a service agreement with each of the above-noted Directors who are not named executive officers, whereby such Directors would receive a director fee of CAD$30,000.00 per year and would be issued options for the purchase of 100,000 common shares of Lexaria.

Securities Authorized for Issuance under Equity Compensation Plans

We have no long-term incentive plans other than the stock option plans described below.

Equity Compensation Plan Information

The following table sets forth certain information concerning all equity compensation plans previously approved by shareholders and all previous equity compensation plans not previously approved by shareholders, as of the most recently completed fiscal year.

EQUITY COMPENSATION PLAN INFORMATION
Plan category	# of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	# of securities available for issuance under equity compensation plans (excluding securities in column (a))
Equity compensation plans not approved by shareholders	Nil	Nil	Nil
Equity compensation plans approved by shareholders:
2007 Equity compensation plan	300,000	$1.53	112,500
2010 Equity compensation plan	1,325,000	$1.53	287,500
2014 Stock Option plan approved by security holders	3,175,000	$0.29	Nil
Total	4,800,000	$0.71	400,000

Compensation Plans

As of August 31, 2018, we had three active equity compensation plans, a summary of each is as follows:

2007 Equity Compensation Plan (the “2007 Plan”)

The 2007 Plan was approved by the Company’s shareholders on April 25, 2007 and provided for the issuance of up to 2,000,000 options exercisable into 2,000,000 common shares. The options issued under the 2007 Plan had an exercise price equal to not less than the greater of the closing market price of the Company’s common shares on: (i) the trading day prior to the date of grant; or (ii) the date of grant. Eligible participants of the 2007 Plan include employees, directors and officers of the Company and its affiliates and certain service providers who do not engage in services related to the offer and sale of securities. The maximum number of options issuable pursuant to the 2007 Plan were consolidated on a 4:1 basis on June 23, 2009 so that only 500,000 options were issuable subsequent to that date and thereafter were split on a 1.1:1 basis on September 15, 2015 so that the maximum number of options issuable was 550,000. Any material changes to the 2007 Plan require shareholder approval.

2010 Equity Compensation Plan (the “2010 Plan”)

The 2010 Plan was approved by the Company’s shareholders on February 26, 2010 and provided for the issuance of up to 1,800,000 options exercisable into 1,800,000 common shares. The options issued under the 2010 Plan had an exercise price equal to not less than the greater of the closing market price of the Company’s common shares on: (i) the trading day prior to the date of grant; or (ii) the date of grant. Eligible participants of the 2010 Plan include employees, directors, officers and consultants of the Company. The maximum number of options issuable pursuant to the 2010 Plan were split on a 1.1:1 basis on September 15, 2015 so that the maximum number of options issuable was 1,980,000. Any material changes to the 2010 Plan require shareholder approval.

Page | 17

2014 Equity Compensation Plan (the “2014 Plan”)

The 2014 Plan was approved by the Company’s shareholders on June 11, 2014 and provided for the issuance of up to 3,500,000 options exercisable into 3,500,000 common shares. The options issued under the 2014 Plan had an exercise price equal to not less than the greater of the closing market price of the Company’s common shares on: (i) the trading day prior to the date of grant; or (ii) the date of grant. Eligible participants of the 2014 Plan include employees, directors, officers, management company employees and consultants of the Company and its affiliates. The maximum number of options issuable pursuant to the 2014 Plan were split on a 1.1:1 basis on September 15, 2015 so that the maximum number of options issuable was 3,850,000. Any material changes to the 2014 Plan require shareholder approval.

Lexaria Bioscience Corp. Equity Incentive Plan (the “Lexaria Plan”)

On May 1, 2019, the Board of Directors approved the Lexaria Plan that is being submitted to Lexaria’s shareholders for ratification and approval pursuant to Proposal 5 located at page 24. The material terms of the Lexaria Plan are disclosed under Proposal 5.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our common shares or other securities during our fiscal year ended August 31, 2018.

Transactions with Related Persons and Related Person Transaction Policy

No Director, executive officer, shareholder holding at least 5% of shares of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the beginning of the year ended August 31, 2018, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Under our Code of Ethics, our senior financial officers are required to act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. In addition, our recently amended Audit Committee Charter provides that the Audit Committee will be responsible for the review of any related-party transactions.

Employment Agreements

For information regarding compensation for our executive officers and Directors, see “Summary Compensation” beginning on page 14.

Fees Paid to Our Independent Registered Public Accounting Firm

Audit fees

Davidson & Company LLP is our independent registered public accounting firm and will be submitted to the shareholders for ratification as to its continued appointment under Proposal 2 located at page 20. The aggregate fees billed for the most recently completed fiscal years ended August 31, 2018 and August 31, 2017 for professional services rendered by the principal accountant and to others for the provision of specialized advice for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

Page | 18

	Year Ended
	August 31, 2018	August 31, 2017
Audit Fees	$39,972	$35,392
Audit Related Fees	-	-
Tax Fees	-	$15,982
All Other Fees	-	-
Total	$39,972	$51,374

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided by Davidson & Company LLP for the fiscal years ended August 31, 2018 and August 31, 2017 in connection with statutory and regulatory filings or engagements.

Audit related Fees

Audit related fees consist of fees billed for assurance and related services by Lexaria’s principal accountants for the fiscal years ended August 31, 2018 and August 31, 2017 in connection with statutory and regulatory filings or engagements. Lexaria did not pay any audit related fees for the 2018 and 2017 fiscal years.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions. For the fiscal year ended August 31, 2018, we did not engage an accountant for non-audit professional services or preparation of corporate tax returns. For the fiscal year ended August 31, 2017, DMCL Chartered Professional Accountants was paid $15,982 for services related to tax compliance and advice with respect to a proposed continuance by Lexaria into the Province of British Columbia, Canada.

All Other Fees

We do not use Davidson & Company LLP for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Davidson & Company LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before our independent auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

•	approved by our audit committee (which consists of our entire Board of Directors); or

•	entered into pursuant to pre-approval policies and procedures established by the Board of Directors, provided the policies and procedures are detailed as to the particular service, the Board of Directors is informed of each service, and such policies and procedures do not include delegation of the Board of Directors’ responsibilities to management.

Page | 19

Our Board of Directors (audit committee) pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board of Directors either before or after the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

PROPOSALS FOR SHAREHOLDER VOTE

Proposal 1

Election of Directors

Our Board of Directors has nominated the persons previously named under Director Nominees as candidates for Directors at the Meeting. These nominees are all of our current Directors. Unless otherwise directed, the proxy holders will vote the proxies received by them for the four nominees named below.

Each Director who is elected will hold office until the next Meeting of Shareholders and until his successor is elected and qualified. Any Director may resign his office at any time and may be removed at any time by the majority of vote of the shareholders given at a special meeting of our shareholders called for that purpose.

Our Company’s management proposes to nominate the persons named in the table below for election by the shareholders as Directors of the Company. Information concerning such persons, as furnished by the individual nominees, is located under the Director Nominees section.

Our Board of Directors recommends that you vote FOR the nominees.

Proposal 2

Ratification of the Continued Appointment of the Independent Registered Public Accounting Firm

Our Board of Directors is asking our shareholders to ratify the continued appointment of Davidson & Company LLP, as our independent registered public accounting firm for the fiscal year ending August 31, 2019 at a remuneration to be fixed by the Board.

Shareholder ratification of the continued appointment of Davidson & Company LLP is not required under the Nevada corporate law, our bylaws or otherwise. However, our Board of Directors is submitting the continued appointment of Davidson & Company LLP as our independent registered public accounting firm to our shareholders for ratification as a matter of corporate practice. If our shareholders fail to ratify the continued appointment, our Board of Directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Board of Directors determines that such a change would be in the best interest of our Company and our shareholders.

Representatives of Davidson & Company LLP are not expected to be present at the Meeting. However, we will provide contact information for Davidson & Company LLP to any shareholders who would like to contact the firm with questions and the firm will be expected to respond to any appropriate questions; however if representatives from Davidson & Company LLP are present at the Meeting, they will have an opportunity to make a statement if they desire to do so.

Unless otherwise directed, the proxy holders will vote the proxies received by them for the ratification of the continued appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2019.

Page | 20

At the Meeting the shareholders will be asked to approve the following resolution:

“RESOLVED THAT the continued appointment of Davidson & Company LLP as our independent registered public accounting firm is ratified, approved and confirmed and that the remuneration be fixed by the Board.”

Our Board of Directors recommends that you vote FOR the ratification of the continued appointment of Davidson & Company LLP as our independent registered public accounting firm as our auditors for the fiscal year ending August 31, 2019 at a remuneration to be fixed by the Board.

Proposal 3

Advisory Vote to Approve the Compensation of Our Named Executive Officers

Pursuant to Section 14A of the Exchange Act, as amended (the “Exchange Act”), our shareholders are entitled to vote on whether the advisory shareholder vote to approve executive compensation should occur every one, two or three years, and may also choose to abstain from voting. In 2014, the majority of our shareholders voted to approve executive compensation every three years. In 2017 Lexaria did not hold an annual shareholder meeting and in 2018 the shareholder vote on the advisory non-binding resolution to approve the executive compensation was inadvertently forgotten. Accordingly, we are now providing our shareholders with an opportunity to express their views on our named executive officer’s compensation for the fiscal year 2018, as disclosed in this Proxy Statement. The Company’s current policy and the Board of Directors’ recommendation contained in Proposal 4, is to continue to submit the named executive officer’s compensation to an advisory vote at its annual meeting of shareholders every three years. Assuming there is no change to the Company’s current policy regarding the frequency of such advisory vote, it is expected that the next “say-on-pay” vote will occur at our 2022 annual meeting of shareholders. Although this advisory vote is non-binding, our Board of Directors will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail in the Compensation Discussion and Analysis, our executive compensation program is designed to:

•	attract and retain the best executive talent;

•	motivate our executives to achieve our financial and business goals; and

•	align our executive’s interests with those of our shareholders to drive increased shareholder value.

We encourage shareholders to read the Compensation Discussion and Analysis beginning on page 14 of this Proxy Statement, which outlines the current compensation issuable to our named executive officers. The Board of Directors believe that our executive compensation strikes the appropriate balance between utilizing measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to create value for our shareholders.

The Board of Directors recommends that shareholders indicate their support for the compensation of our named executive officers. The vote on this resolution is not intended to address any specific element of compensation but rather the overall named executive officer compensation program as described in this Proxy Statement.

Accordingly, we ask our shareholders to vote on the following resolution at the Annual and Special Meeting:

“RESOLVED, that the shareholders approve, on an advisory non-binding basis, the compensation of our named executive officers for the fiscal year 2018, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation table and any other related disclosure in this Proxy Statement.”

Page | 21

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Proposal 4

Advisory Vote on the Frequency of Future Advisory Votes on

the Compensation of our Named Executive Officers

Pursuant to Rule 14a-21(b) of Regulation 14A of the Exchange Act, we are asking our shareholders to vote, on a non-binding advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers as reflected in Proposal 3 above. Shareholders may indicate whether they prefer that we conduct future advisory votes on the compensation of our named executive officers every one, two or three years. Shareholders may also abstain from casting a vote on this proposal. For the reasons described below, our Board recommends that the shareholders select a frequency of three years.

After considering the benefits and consequences of each alternative, our Board recommends that the advisory vote on the compensation of our company’s named executive officers be submitted to the shareholders once every three years.

Our Board believes that a triennial advisory vote makes sense for our Company and its shareholders for the following reasons:

•	A triennial advisory vote will allow shareholders to better evaluate our executive compensation programs relative to a pattern of performance over time, which is a more appropriate perspective than the short-term approach that an annual vote could encourage. We seek to encourage a long-term focus among our executives by, for example, granting equity awards that vest over long periods and are designed to correlate closely with the creation of long-term shareholder value. In addition, our compensation programs do not change significantly from year to year. We are concerned that annual votes on our executive compensation program could foster a short-term focus and lead to an over-emphasis on the near-term effect of our compensation programs and thus undermine some of our program’s long-term features. We believe that a vote on our compensation by our shareholders every three years will encourage shareholders to take the same long-term approach to our compensation programs taken by our executives and our compensation committee.

•	A triennial advisory vote will provide us the appropriate time to understand any concerns expressed by our shareholders, thoughtfully evaluate and respond to our shareholders and effectively implement any desired changes to our executive compensation program. As a practical matter, because our critical compensation actions are taken in the first quarter of each fiscal year, any changes to our executive compensation program that were responsive to shareholder concerns would not be fully implemented until the year following the vote, and, as result, would not be disclosed in the compensation tables and reflected in the Compensation Discussion and Analysis section of our proxy statement until the second completed fiscal year following the advisory vote. A triennial advisory vote will permit our shareholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation.

•	An annual advisory vote may frustrate shareholder communication. While an advisory vote on executive compensation may reflect general satisfaction or dissatisfaction with a company’s practices, a dialogue about executive compensation between our shareholders and our Board can provide a forum that is more conducive to expressing precise views regarding specific compensation practices. Our Board believes that shareholders should not have to wait for a formal vote at an annual meeting. We encourage our shareholders to convey their compensation concerns to us and view the advisory vote as an additional, but not exclusive, opportunity for our shareholders to communicate with us regarding executive compensation.

•	Agreements pertaining to named executive officer compensation tend to have a three year term and so a shareholder vote on such named executive officer compensation would be redundant if made annually.

Page | 22

While our Board believes that its recommendation is appropriate at this time, shareholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether the non-binding shareholder advisory vote on the approval of our executive officer compensation practices should be held every year, every two years, or every three years. The frequency option that receives votes from the holders of at least a majority of shares present or represented and voting at the Annual and Special Meeting will be considered the preferred frequency of future advisory votes on the compensation of our named executive officers by our shareholders. Our Board values the opinions of our shareholders in this matter, and, to the extent there is any significant vote in favor of one frequency over the other options, even if fewer than a majority of the votes cast, our Board will consider the shareholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and not binding on the Board or Lexaria in any way, the Board may decide that it is in the best interests of our shareholders and Lexaria to hold an advisory vote on executive compensation more or less frequently than the option indicated by our shareholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE THREE YEAR

FREQUENCY OF SHAREHOLDER ADVISORY VOTES ON COMPENSATION ON PROPOSAL 4.

Proposal 5

Approval of Lexaria Bioscience Corp. Equity Incentive Plan

On May 1, 2019 the Board approved the Lexaria Bioscience Corp. Equity Incentive Plan (the “Lexaria Plan”) which is to be registered with the Securities Exchange Commission. The Lexaria Plan permits grants of incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, and stock appreciation rights (collectively the “incentive securities”) to purchase a maximum of 7,838,713 common shares of authorized but unissued or reacquired common shares based on 10% of Lexaria’s issued share capital as at the Record Date and subject to adjustment for stock splits or consolidations. It is the intent of the Company that all future incentive securities will be made under the Lexaria Plan and that no further incentive securities shall be issued under the 2007 Plan, the 2010 Plan or the 2014 Plan.

The purchase price per share deliverable upon the exercise of an incentive security granted under the Lexaria Plan shall be determined by the Board of Directors at the time of grant of such incentive security but, pursuant to Canadian Securities Exchange policies, cannot be lower than the greater of the closing market prices of Lexaria’s shares on (a) the trading day prior to the date of the option grant; and (b) the date of the option grant . Further incentive securities issued to persons who own ten percent (10%) of the voting power of all classes of shares of the Company or any of its subsidiaries, shall bear an exercise price of no less than one hundred ten percent (110%) of the fair market value of the Company’s shares on the date of grant. Options granted under the Lexaria Plan shall expire on such date as determined by the Board of Directors and set forth in the applicable award agreement, provided, that such date shall not be later than (10) ten years after the date on which the incentive security is granted and, in the case of optionees who hold more than own ten percent (10%) of the voting power of all classes of shares of the Company or any of its subsidiaries, such date shall not be more than five (5) years from the date on which the incentive security is granted.

Eligible participants to the Lexaria Plan shall include directors, officers, employees and consultants of Lexaria and of Lexaria’s affiliates. Vesting provisions may be placed on option issuances at the discretion of the Board of Directors, taking into consideration the length of service of the optionee and the number of options granted. Options shall terminate on the earlier of: (i) the expiry date; (ii) one year after disability or death of the optionee; or (iii) 30 days after termination of the optionee’s services to Lexaria or an affiliate of Lexaria.

Page | 23

Reasons for Adopting the Lexaria Plan

The Board of Directors believes that we must continue to offer a competitive equity incentive program in order to successfully attract, retain and motivate the best employees, directors, consultants, advisors and officers, without whom we cannot execute on our business goals or deliver value to our shareholders. As noted under Compensation Plan, Lexaria currently has three different equity compensation plans, which are onerous to maintain and difficult to ensure compliance. The Board has approved the Lexaria Plan as a means of creating a path towards streamlining its equity compensation program, by way of working towards only using the Lexaria Plan for future compensation and amending the Lexaria Plan when and if needed to accommodate the Company’s growth. As noted previously, once the Lexaria Plan has been approved by the shareholders, no further options are intended to be granted under the 2007 Plan, the 2010 Plan or the 2014 Plan.

The Lexaria Plan will be registered with the Securities and Exchange Commission, thus allowing the shares issued pursuant to option exercise to be unrestricted shares, and to secure for Lexaria and our shareholders the benefits arising from capital share ownership by employees, officers and Directors of, and consultants or advisors to, Lexaria or its subsidiaries, who are expected to contribute to its future growth and success.

The full text of the proposed Lexaria Plan is attached as Schedule “B” to this Proxy Statement.

Vote Required for Approval

At the meeting the shareholders of Lexaria will be asked to consider and, if deemed appropriate, to approve, the following ordinary resolution (being 50% + 1 of the votes cast):

“RESOLVED, as an ordinary resolution of the shareholders of Lexaria Bioscience Corp. (“Lexaria”), that:

1.	The Lexaria Bioscience Corp. Equity Incentive Plan (the “Lexaria Plan”), in the form attached as Schedule “B” to the proxy statement dated on or about May 15, 2019, is hereby approved and adopted;

2.	Lexaria will have the ability to grant incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, and stock appreciation rights under the Lexaria Plan, until such time as Lexaria requires that the maximum threshold of options allowed to be issued requires amendment;

3.	Any officer or director of Lexaria is hereby authorized and directed for and on behalf of Lexaria to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things a such person determines may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.”

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE LEXARIA PLAN ON PROPOSAL 5.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except for the approval of the Lexaria Plan as noted under Proposal 5, no Director, executive officer, or nominee for election as a Director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Meeting.

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and Annual Reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement or Annual Report, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for shareholders and cost savings for companies.

Page | 24

Although we do not intend to household for our shareholders of record, some brokers household our proxy materials and Annual Reports, delivering a single copy of the Proxy Statement or Annual Report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Proxy Statement or Annual Report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Shareholders who currently receive multiple copies of the Proxy Statement at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

SHAREHOLDER PROPOSALS

Shareholders may submit proposals or director nominations for inclusion by the Company in next year’s proxy statement. If you wish to submit a shareholder proposal that is required to be included in our 2020 Annual Meeting proxy statement, we must receive the proposal at our principal executive offices at 100 – 740 McCurdy Road, Kelowna, BC V1X 2P7 by the close of business on Tuesday, December 3, 2019. The proposal must also comply with all applicable statutes and regulations and must be sent to the attention of our Corporate Secretary. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After Tuesday, December 3, 2019, any shareholder proposal will be considered to be untimely.

If you want to present any other proposal or nominate a person to be elected as a director at our 2020 Annual Meeting, the proposal or nomination must be received in writing by our Corporate Secretary at our principal offices by February 20, 2020. However, if the Annual Meeting is to be held before May 19, 2020 or after July 20, 2020, then the proposal or nomination must be received before the later of (i) the close of business on the 10th day following the day on which notice of the meeting date is mailed or public disclosure of the meeting date is made, whichever comes first, and (ii) the close of business 90 days before the 2020 Annual Meeting.

With respect to business to be brought before the Meeting, we have received no notices from our shareholders that we were required to include in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the United States Securities and Exchange Commission’s website at www.sec.gov. Additional information regarding our Company and our business activities is available on the SEDAR website located at www.sedar.com and at our company’s website located at http://www.lexariabioscience.com. Our company’s financial information is provided in our company’s audited financial statements and related management discussion and analysis for its most recently completed financial year end may be viewed on the SEDAR website.

OTHER MATTERS

Our Board of Directors does not intend to bring any other business before the Meeting and, so far as is known to our Board of Directors, no matters are to be brought before the Meeting except as specified in the Notice of Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christopher Bunka

Christopher Bunka

Chairman of the Board

May 15, 2019

Page | 25

Schedule “A”

THE AUDIT COMMITTEE’S CHARTER

As adopted by the Board of Directors and most recently amended May 1, 2019

The primary function of the audit committee (the “Committee”) is to assist the Company’s Board of Directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;

•	review and appraise the performance of the Company’s external auditors; and

•	provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board of Directors.

Composition

The Committee shall be comprised of a minimum three Directors as determined by the Board of Directors of which:

•	a majority of whom are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member;

•	a majority of whom satisfy the independence standards defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended;

•	each of whom is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement; and

•	each of whom must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years.

The members of the Committee shall be elected by the Board of Directors at its first meeting following the annual shareholders’ meeting. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet a least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

DOCUMENTS/REPORTS REVIEW

•	review and update this Audit Committee Charter annually; and

•	review the Company’s financial statements, MD&A and any annual and interim earnings press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors.

EXTERNAL AUDITORS

•	review annually, the performance of the external auditors who shall be ultimately accountable to the Company’s Board of Directors and the Committee as representatives of the shareholders of the Company;

•	obtain annually, a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1;

•	review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;

•	take, or recommend that the Company’s full Board of Directors take appropriate action to oversee the independence of the external auditors, including the resolution of disagreements between management and the external auditor regarding financial reporting;

•	recommend to the Company’s Board of Directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval;

•	recommend to the Company’s Board of Directors the compensation to be paid to the external auditors;

•	at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company’s financial statements;

•	review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;

•	review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements; and

•	review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

o	the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided,

o	such services were not recognized by the Company at the time of the engagement to be non-audit services, and

o	such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee’s first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

FINANCIAL REPORTING PROCESSES

•	in consultation with the external auditors, review with management the integrity of the Company’s financial reporting process, both internal and external;

•	consider the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

•	consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;

•	review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;

•	following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

•	review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;

•	review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;

•	review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;

•	review certification process;

•	establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•	establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

OTHER

•	review any related-party transactions;

•	engage independent counsel and other advisors as it determines necessary to carry out its duties; and

•	to set and pay compensation for any independent counsel and other advisors employed by the Committee.

SCHEDULE “B”

LEXARIA BIOSCIENCE CORP.

EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

(a) to attract and retain the best available personnel for positions of substantial responsibility,

(b) to provide additional incentive to Employees, Directors, and Consultants, and

(c) to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(iv) For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.

(v) Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(vi) Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (A) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (B) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board, in accordance with Section 4 hereof.

(i) “Company” means Lexaria Bioscience Corp., a Nevada corporation.

(j) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(k) “Director” means a member of the Board.

(l) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(m) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

- 2 -

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(p) “Fair Market Value” means, as of any date, the value of the Shares determined as follows:

(i) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Canadian Securities Exchange (the “CSE”), the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market of The Nasdaq Stock Market, or the NYSE American, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable Notwithstanding the foregoing, in the event that the Shares are listed on the CSE, for the purposes of establishing the exercise price of any Options, the Fair Market Value shall not be lower than the greater of the closing market price of the Shares on the CSE on (A) the trading day prior to the date of grant of the Options, and (B) the date of grant of the Options;

(ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Shares on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Shares, the Fair Market Value will be determined in good faith by the Administrator.

(q) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(r) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(s) “Option” means a stock option granted pursuant to the Plan.

(t) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(u) “Participant” means the holder of an outstanding Award.

(v) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(w) “Plan” means this Equity Incentive Plan.

- 3 -

(x) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(y) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(z) “Service Provider” means an Employee, Director, or Consultant.

(aa) “Share” means a share of the Common Stock, which is intended to qualify as service recipient stock under Treasury Regulation 1.409A-1(b)(5)(iii), as adjusted in accordance with Section 13 of the Plan.

(bb) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(cc) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 7,838,713 Shares. The Shares may be authorized but unissued, or reacquired Shares.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or, for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure. The Plan will be administered by (i) the Board or (ii) a Committee, which Committee will be constituted to satisfy Applicable Laws.

- 4 -

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 18(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(d));

(x) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 14;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

- 5 -

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b) Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder. Subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(d) Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(e)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

- 6 -

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (A) cash; (B) check; (C) promissory note, to the extent permitted by Applicable Laws, (D) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (E) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (F) by net exercise, (G) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (H) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

(1) An Option will be deemed exercised when the Company receives: (I) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (II) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

(2) Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination, except that a Participant dismissed from employment or service for cause shall have his or her Option immediately terminated without any right to exercise same. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

- 7 -

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within twelve (12) months of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within twelve (12) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c) Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

- 8 -

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may not exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

- 9 -

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10. Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled, or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement, or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

11. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

- 10 -

12. Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, and (iii) as permitted by all Applicable Laws, to the extent applicable.

13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control.

(i) In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (A) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (B) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (C) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (D) (I) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (II) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (E) any combination of the foregoing. In taking any of the actions permitted under this Section 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

- 11 -

(ii) In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

(iii) For the purposes of this Section 13(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common shares of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common shares of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the merger or Change in Control.

(iv) Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(v) Notwithstanding anything in this Section 13(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

14. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

- 12 -

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws. Under no circumstances shall any person ceasing to be an employee, officer or consultant of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment or engagement, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.

16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. Unless sooner terminated under Section 18, it will continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or shareholder approval of an increase in the number of Shares reserved for issuance under the Plan.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.

(b) Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

- 13 -

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with all Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Acceptance of Conditions. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21. Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws.

22. Governing Law. The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards hereunder to the substantive laws of any other jurisdiction.

Approved by the Board of Directors: May 1, 2019

Approved by the Shareholders: [*]

- 14 -

Powered by Lexaria BIOSCIENCE

Computershare

Security Class

Holder Account Number

Fold

Form of Proxy - Annual and Special Meeting to be held on June 20, 2019

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

Proxies submitted must be received by 1:00 p.m., Pacific Daylight Time, on June 18, 2019.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of Lexaria Bioscience Corp. (the "Company") hereby appoint(s): Chris Bunka, or failing him, Allan Spissinger,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of Lexaria Bioscience Corp. to be held at #100 – 740 McCurdy Road, Kelowna, BC V1X 2P7, on June 20, 2019 at 1:00 p.m. Pacific Daylight Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Chris Bunka	☐	☐	02. John Docherty	☐	☐	03. Nicholas Baxter	☐	☐
04. Ted McKechnie	☐	☐						

Fold

	For	Withhold
2. Appointment of Auditors Appointment of Davidson & Company LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
3. Approval of Compensation To approve, on a non-binding, advisory basis, the compensation issued to our named executive officers.	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Frequency of Compensation Approval To approve, on a non-binding, advisory basis the frequency of approvals for named executive officer compensation	☐	☐	☐	☐

	For	Against
5. Approval of Equity Incentive Plan To approve the Lexaria Bioscience Corp. Equity Incentive Plan, as described in and attached to the Company's proxy circular.	☐	☐

Fold

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

L X R Q 2 9 3 3 9 0 A R 1